Exhibit 99.1

THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

THIS THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT (this “Amendment”) is dated as of September 14, 2007, and entered into by and among STANDARD PACIFIC CORP., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Revolver Lenders defined below (in such capacity, together with its successors and assigns, “Revolver Administrative Agent”) and as Administrative Agent for the Term A Lenders defined below (in such capacity, together with its successors and assigns, “Term Administrative Agent”), and each Revolver Lender and Term A Lender that is a signatory to this Amendment.

RECITALS

A. Reference is hereby made to that certain (a) Revolving Credit Agreement dated as of August 31, 2005, executed by Borrower, Revolver Administrative Agent, and the Lenders defined therein (such Lenders are collectively, the “Revolver Lenders” and individually a “Revolver Lender”) pursuant to which such Revolver Lenders extended to Borrower a revolving credit facility (as amended, modified, renewed, restated, or replaced, the “Revolving Credit Agreement”), and (b) Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Term Administrative Agent, and each of the Lenders defined therein (such Lenders are collectively, the “Term A Lenders” and individually a “Term A Lender”) (as amended, modified, renewed, restated, or replaced, the “Term A Credit Agreement”).

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Revolving Credit Agreement or the Term A Credit Agreement, as applicable.

C. The parties hereto desire to modify certain provisions contained in the Revolving Credit Agreement and the Term A Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Revolving Credit Agreement.

(a) Section 1.1 of the Revolving Credit Agreement is amended to delete the definitions of “Applicable Margin,” “Debt Rating,” “Investment Grade Rating,” and “Subordinated Debt” and to replace such definitions with the following:

“Applicable Margin” means, as of any date of determination, a percentage per annum determined by the Pricing Level in effect on such date as shown below:

Pricing Level	Eurodollar Borrowings	Reference Rate Borrowings	Unused Fee
Level I (Total Leverage Ratio < 1.0 to 1.0 or Debt Rating of BBB-/Baa3 or higher)	1.00%	0.00%	0.20%
Level II (Total Leverage Ratio > 1.00 to 1.0 but < 1.25 to 1.0 or Debt Rating of BB+/Ba1)	1.20%	0.00%	0.225%
Level III (Total Leverage Ratio > 1.25 to 1.0 but < 1.75 to 1.0 or Debt Rating of BB/Ba2)	1.40%	0.00%	0.25%
Level IV (Total Leverage Ratio > 1.75 to 1.0 but < 2.0 to 1.0 or Debt Rating of BB-/Ba3)	1.55%	0.00%	0.275%
Level V (Total Leverage Ratio > 2.0 to 1.0 or Debt Rating of B+/B1 or lower or unrated)	2.00%	0.00%	0.30%

If the applicable Total Leverage Ratio and the applicable Debt Rating would result in a pricing level that differs by (a) one level, then the higher Pricing Level shall apply (with Pricing Level I being the highest and Pricing Level V being the lowest), or (b) more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher of the two shall apply. In order for Pricing Level I to be in effect at any time, Borrower must have an Investment Grade Rating (and at any time when Pricing Level I is not so available for such reason, Pricing Level II through Pricing Level V, as applicable, shall be in effect).

If (a) the respective Debt Ratings issued by S&P or Moody’s differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply, (b) there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply, and (c) Borrower has only one Debt Rating, then the Pricing Level that is one level lower than that of such Debt Rating shall apply.

Any increase or decrease in the Applicable Margin resulting from (a) a change in the Total Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a compliance certificate is delivered pursuant to Section 8.1(e); provided, however, that if a compliance certificate is not delivered when due in accordance with Section 8.1(e), then Pricing Level V shall apply as of the first (1st) Business Day after the date on which such compliance certificate was required to have been delivered and shall continue to apply until the first (1st) Business Day after the date such compliance certificate is delivered or (b) a change in the Debt Rating shall become effective, in the case of an upgrade, during the period commencing on the date of delivery by Borrower to Administrative Agent of notice thereof pursuant to Section 8.1(l) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. The Applicable Margin in effect from the Third Amendment Effective Date until the next adjustment date shall be determined based upon Pricing Level III.

Provided that:

(a) In the case of an Interest Coverage Ratio of less than 1.75 to 1.0, but not less than 1.50 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.75 to 1.0 or (y) less than 1.50 to 1.0 (in which case clause (b) or clause (c) below shall apply) as of the last day of the applicable fiscal quarter;

(b) In the case of an Interest Coverage Ratio of less than 1.50 to 1.0, but not less than 1.25 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.50% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0, but not less than 1.25 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.50 to 1.0 (in which case clause (a) above shall apply, or no increase applies if the Interest Coverage Ratio is at least 1.75 to 1.0) or (y) less than 1.25 to 1.0 (in which case clause (c) below shall apply) as of the last day of the applicable fiscal quarter

(c) In the case of an Interest Coverage Ratio of less than 1.25 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.625% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.25 to 1.0 as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least 1.25 to 1.0 as of the last day of the applicable fiscal quarter (in which case either clause (a) or clause (b) above shall apply, or no increase applies if the Interest Coverage Ratio is at least 1.75 to 1.0).

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 4.1(g).

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s of Borrower’s non-credit-enhanced, senior unsecured long-term debt (other than Liens granted pursuant to the Security Agreement and guaranties by Subsidiaries).

“Investment Grade Rating” means that Borrower’s Debt Rating is at least BBB- and Baa3, as applicable, as published by both S&P and Moody’s.

“Subordinated Debt” means: (a) Borrower’s 9-1/4% Senior Subordinated Notes due 2012 (the “9-1/4% Notes”); (b) notes issued by Borrower convertible into shares of Borrower capital stock, maturing after the maturity date of the 9-1/4% Notes and subordinated to the Obligations pursuant to terms and conditions substantially similar to the subordination terms and conditions included in the 9-1/4% Notes, as determined in the reasonable discretion of Administrative Agent, and as to which (x) Administrative Agent has received a legal opinion, in form and substance reasonably satisfactory to

Administrative Agent, confirming the subordinate status of such convertible notes in relation to the Obligations and (y) the maturity date of all such indebtedness is at least one (1) year beyond the Maturity Date; and (c) such indebtedness of Borrower that is subordinated to the Obligations pursuant to terms and conditions approved in writing by the Aggregate Majority Lenders, and as to which Administrative Agent has received a legal opinion, in form and substance reasonably satisfactory to Administrative Agent, confirming the subordinate status of such indebtedness in relation to the Obligations.

(b) Section 1.1 of the Revolving Credit Agreement is hereby amended to add the following new definitions thereto:

“Convertible Note Hedge” means a call option or similar transaction, purchased substantially contemporaneous with an issuance by Borrower of notes convertible into shares of Borrower’s capital stock, under which a bank, broker-dealer or other financial market participant counterparty agrees to provide Borrower with shares of Borrower’s capital stock and/or cash in approximate amounts (subject to net share settlement in certain circumstances) that, and at approximately the times on which, Borrower is required to deliver shares of Borrower’s capital stock and/or cash upon conversion of the convertible notes.

“Convertible Note Hedge Payment” means a payment by Borrower made to purchase a Convertible Note Hedge, substantially contemporaneous with execution and delivery of such Convertible Note Hedge and an issuance by Borrower of notes convertible into shares of Borrower capital stock.

“Third Amendment” means that certain Third Amendment of Revolving Credit Agreement and Second Amendment of Term Loan A Credit Agreement dated as of September 14, 2007, by and among Borrower, Administrative Agent, each Lender party thereto, and certain other parties.

“Third Amendment Effective Date” means September 14, 2007, the effective date of the Third Amendment.

(c) Section 3.5(b) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Amount of Borrowing Base. As used herein in the Agreement, the term “Borrowing Base” shall have the meaning set forth in this Section 3.5(b):

(i) Except as set forth in Sections 3.5(b)(ii), (iii), (iv), and (v), the Borrowing Base shall consist of the Dollar amount equal to the sum of the following Unencumbered Real Estate Inventory owned by Borrower or any Eligible Subsidiary that is a Guarantor:

(A) Entitled Land. Fifty percent (50%) of the GAAP Value of all Entitled Land (subject to the twenty percent (20%) limitation specified in Section 3.5(b)(iii)); plus

(B) Lots Under Development. Sixty-five percent (65%) of the GAAP Value of all Lots Under Development; plus

(C) Units Under Construction and Completed Units. Ninety percent (90%) of the GAAP Value of all Units Under Construction and Completed Units (subject to adjustment for Completed Units as set forth in Section 3.5(b)(ii)); plus

(D) Escrow Proceeds Receivable. One hundred percent (100%) of the amount of Escrow Proceeds Receivable.

(ii) Advance rates for Completed Units shall decrease as follows with the passage of time following the dates such Units become Completed Units (subject to the limitation specified in Section 3.5(b)(iv)): (A) 180 days following the date such Units become Completed Units (other than with respect to Model Units, as to which clause (C) shall apply) the applicable advance rate shall decrease from ninety percent (90%) (as specified in Section 3.5(b)(i)(C) above) to seventy-five percent (75%); (B) 360 days following the date that such Units become Completed Units (other than with respect to Model Units, as to which clause (C) shall apply) the applicable advance rate shall decrease from seventy-five percent (75%) to twenty-five percent (25%); and (C) with respect to Model Units, 180 days following the sale of the last production Unit in the applicable project relating to such Model Unit, the applicable advance rate for such Model Units shall decrease from ninety percent (90%) (as specified in Section 3.5(b)(i)(C) above) to zero percent (0%) (i.e., no value shall be attributed to the Borrowing Base).

(iii) Anything in this Agreement to the contrary notwithstanding, in the event that more than twenty percent (20%) of the Borrowing Base is attributable to Entitled Land, then any Entitled Land in excess of such twenty percent (20%) limitation shall have a zero percent (0%) advance rate (i.e., shall add no value to the Borrowing Base).

(iv) Anything in this Agreement to the contrary notwithstanding, in the event that more than $50,000,000 of the amount of the Borrowing Base is attributable to Completed Units that are more than 180 days past the date on which such units became Completed Units, then any such Completed Units in excess of such $50,000,000 limitation shall have a zero percent (0%) advance rate (i.e., shall add no value to the Borrowing Base).

(v) Only Real Estate Inventory which is Unencumbered Real Estate Inventory may be added to the Borrowing Base. Any Real Estate Inventory that is not Unencumbered Real Estate Inventory shall have no value for purposes of the Borrowing Base (i.e., a zero percent (0%) advance rate). Furthermore, Unentitled Land shall have no value for purposes of the Borrowing Base (i.e., a zero percent (0%) advance rate). Once Units or any other Real Estate Inventory are sold and conveyed to a buyer, or otherwise cease to be owned by Borrower (or any Eligible Subsidiary that is a Guarantor), the applicable advance rate shall decrease to zero percent (0%), and Borrower shall not be entitled to have any value for such assets attributed to the Borrowing Base. Any Unencumbered Real Estate Inventory that is subject to a Profit and Participation Agreement shall have no value for purposes of the Borrowing Base (i.e., a zero percent (0%) advance rate) if (A) such Profit and Participation Agreement is not on market terms, as determined in the reasonable discretion of Administrative Agent, or (B) any dispute exists between the parties thereto with respect to the terms of such Profit and Participation Agreement that is in arbitration or litigation.

(d) Section 3.9(c) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c) Fees. For each Letter of Credit issued by an Issuing Bank (and upon any renewal thereof), Borrower shall pay (i) to Administrative Agent, for the account of each Lender in accordance with its Pro Rata Share, from Borrower’s own funds a fee equal to the Applicable Margin for Eurodollar Borrowings (based on a 360 day year) times the daily maximum amount available to be drawn under such Letter of Credit (the “Letter of Credit Commission Fees”); provided however that, in the case of an Interest Coverage Ratio of (A) less than 1.75 to 1.0, but not less than 1.50 to 1.0, the Letter of Credit Commission Fees shall be increased by 0.25% during the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.75 to 1.0 or (y) less than 1.50 to 1.0 (in which case clause (B) or clause (C) below shall apply) as of the last day of the applicable fiscal quarter, (B) less than 1.50 to 1.0, but not less than 1.25 to 1.0, the Letter of Credit Commission Fees shall be increased by 0.50% during the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0, but not less than 1.25 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.50 to 1.0 (in which case clause (A) above shall apply, or no increase applies if the Interest Coverage Ratio is at least 1.75 to 1.0) or (y) less than 1.25 to 1.0 (in which case clause (C) below shall apply) as of the last day of the applicable fiscal quarter, or (C) less than 1.25 to 1.0 the Letter of Credit Commission Fees shall be increased by 0.625% during the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.25 to 1.0 as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least 1.25 to 1.0 as of the last day of the applicable fiscal quarter (in which case either clause (A) or clause (B) above shall apply, or no increase applies if the Interest Coverage Ratio is at least 1.75 to 1.0), and (ii) directly to the applicable Issuing Bank for its own account, from Borrower’s own funds a fee equal to the greater of (A) .125% per annum (based on a 360-day year) times the daily maximum amount available to be drawn under such Letter of Credit, and (B) $250 per annum (the “Letter of Credit Fronting Fees”). The Letter of Credit Commission Fees and the Letter of Credit Fronting Fees payable under clauses (i) and (ii) above shall be payable on (x) the eighth (8th) day of each quarter for fees accrued through the last day of the preceding quarter and (y) on the Maturity Date; provided, however, that with respect to the Letter of

Credit Fronting Fees, any Issuing Bank may, at its option, require that the Letter of Credit Fronting Fees be paid quarterly in advance. In addition, Borrower shall pay directly to the applicable Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the applicable Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e) Section 4.17 of the Revolving Credit Agreement is hereby amended to add the following new paragraph (c) at the end thereof:

(c) On the Third Amendment Effective Date, the Total Aggregate Commitment shall be permanently reduced to $900,000,000. Such reduction of the Total Aggregate Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share.

(f) Section 8.1(e) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e) at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), a certificate of the chief financial officer, corporate controller, or the treasurer of Borrower (i) stating that to the knowledge of such officer no Default or Event of Default exists, or if such an event exists, stating the nature thereof and the action that Borrower proposes to take with respect thereto, and (ii) demonstrating in reasonable detail that Borrower was in compliance during the applicable period with the covenants set forth in Sections 8.15(c), 8.17, 8.18, 8.19, and 8.20, (including a reconciliation of the amounts used to calculate the covenants pursuant to Sections 8.15(c), 8.17, 8.18, 8.19, and 8.20 to such financial statements);

(g) Section 8.1 of the Revolving Credit Agreement is hereby amended to delete the “and” at the end of paragraph (j), delete the “.” at the add the end of paragraph (k), insert a “;” at the end of paragraph (k), and add the following new paragraphs (l) and (m):

(l) notice of any announcement by Moody’s or S&P of any change in a Debt Rating; and

(m) at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), condensed combining balance sheets and income statements, a schedule, substantially in the form of Schedule 8.1(m) attached hereto (as the form of such schedule may be updated from time to time), and such other additional information that any Lender (through Administrative Agent) may reasonably request from time to time, regarding Borrower’s interests and obligations related to active homebuilding and land development joint ventures in which Borrower owns a direct or indirect interest.

(h) Section 8.15(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) Subject to the subordination terms applicable to such Subordinated Debt, Borrower may make regularly scheduled and mandatory payments in respect of any Subordinated Debt as and when due by the terms thereof; provided, however, (A) that Borrower may, subject to the limitations contained in Section 8.20, prepay or repurchase Subordinated Debt at any time from the proceeds of Indebtedness issued by Borrower following the Closing Date so long as (i) the maturity date of all such indebtedness is at least one (1) year beyond the Maturity Date and (ii) no Default or Event of Default exists both before and after giving effect thereto and (B) Borrower may, pursuant to the terms of any convertible Subordinated Debt, issue shares of Borrower’s capital stock (and, so long as no Default or Event of Default exists both before and after giving effect thereto, cash in respect of fractional shares) upon conversion of such Subordinated Debt.

(i) Section 8.15(c) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c) So long as (i) no Default or Event of Default exists both before and after giving effect thereto and (ii) as of the last day of the fiscal quarter ended prior to the date of the proposed repurchase, and at all times after the last day of such fiscal quarter up to and including the date of the proposed repurchase, both before and after giving effect to such proposed repurchase, Borrower’s Tangible Net Worth is, and will remain, at least $250,000,000 higher than the minimum required by Section 8.18 as of such date, and further subject to the limitations contained in Section 8.20, Borrower may from time to time repurchase shares of its capital stock or settle for cash (in whole or in part) the conversion of convertible Subordinated Debt pursuant to the terms thereof; provided, that, notwithstanding the foregoing, at all times Borrower shall be permitted to repurchase shares from Borrower’s employees in connection with tax withholding obligations associated with Borrower’s equity incentive plans; and

(j) Section 8.15 of the Revolving Credit Agreement is hereby amended to delete the “and” at the end of paragraph (b), and add the following new paragraph (d):

(d) Borrower may (i) make Convertible Note Hedge Payments substantially concurrently with its receipt of proceeds of convertible notes issued by Borrower and (ii) acquire shares of its capital stock pursuant to any Convertible Note Hedge without transfer of any cash or other property of Borrower or any of its Subsidiaries (other than Convertible Note Hedge Payments made pursuant to Section 8.15(d)(i)).

(k) Section 8.17 of the Revolving Credit Agreement is further amended to delete the “and” at the end of paragraph (c), delete the “.” at the add the end of paragraph (d), insert a “;” at the end of paragraph (d), and add the following new paragraph (e):

(e) Borrower may (i) make Convertible Note Hedge Payments substantially concurrently with its receipt of proceeds of convertible notes issued by Borrower and (ii) acquire shares of its capital stock pursuant to any Convertible Note Hedge without transfer of any cash or other property of Borrower or any of its Subsidiaries (other than Convertible Note Hedge Payments made pursuant to Section 8.17(e)(i)).

(l) Section 8.18 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.18 Consolidated Tangible Net Worth. Borrower shall not permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $1,000,000,000 plus (b) fifty percent (50%) of the cumulative consolidated net income (without deduction for losses sustained during any fiscal quarter) of Borrower and its Subsidiaries for each fiscal quarter subsequent to the fiscal quarter ended June 30, 2007, plus (c) fifty percent (50%) of the net proceeds from any equity offerings of Borrower from and after June 30, 2007.

(m) Section 8.19(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) the Total Leverage Ratio to exceed (i) 1.75 to 1.0 during the period beginning July 1, 2007 through June 30, 2008, (ii) 1.65 to 1.0 during the period beginning July 1, 2008 through December 31, 2008, (iii) 1.50 to 1.0 during the period beginning January 1, 2009 through December 31, 2009, and (iv) 1.50 to 1.0 at all times thereafter; provided however that, solely with respect to clause (iv) hereof, notwithstanding the provisions of such clause, during the period beginning on the last day of the calendar quarter in which the Interest Coverage Ratio has been greater than or equal to 1.75 to 1.0 for a period of two (2) consecutive calendar quarters, Total Leverage Ratio shall not exceed 2.0 to 1.0; and

(n) Section 8.20 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.20 Minimum Interest Coverage. Borrower shall not permit, at any time, the ratio (the “Interest Coverage Ratio”) of (a) Home Building EBITDA to (b) Consolidated Home Building Interest Incurred, for any period consisting of the preceding four (4) consecutive fiscal quarters (each, a “Measurement Period”), to be less than 1.75 to 1.0. Notwithstanding the foregoing, (i) the Interest Coverage Ratio may be less than 1.75 to 1.0 but not less than 1.25 to 1.0, as of the last day of not more than eight (8) consecutive Measurement Periods (such period beginning with the last day of the first Measurement Period in which the Interest Coverage Ratio is less than 1.75 to 1.0 and ending on the earlier of (x) the last day of the eighth Measurement Period thereafter or (y) the date Borrower gives written notice to Administrative Agent that Borrower has elected to terminate such period (such period being the “Reduced Interest Coverage Period”), and (ii) during such Reduced Interest Coverage Period, the Interest Coverage Ratio may be less than 1.25 to 1.0 but not less than 1.00 to 1.0, as of the last day of not more than four (4) Measurement Periods, in each case so long as the following conditions precedent are satisfied:

(A) Borrower shall have delivered to Administrative Agent written notice of the commencement of a Reduced Interest Coverage Period, together with the Compliance Certificate pursuant to Section 8.1(e) indicating the first Measurement Period that it will not achieve an Interest Coverage Ratio of 1.75 to 1.0 (such written notice to be delivered at the same time as the Compliance Certificate with respect to the last day of the first Measurement Period in which Borrower is electing to begin the Reduced Interest Coverage Period);

(B) Borrower shall have provided Administrative Agent with an updated business plan for Borrower and its Subsidiaries, reflecting Borrower’s reasonable estimate as to when it will exit the Reduced Interest Coverage Period (provided, that, such updated business plan shall be provided no later than twenty (20) days following Borrower’s delivery to Administrative Agent of the notice described in the immediately preceding paragraph (A));

(C) Borrower may elect only one (1) Reduced Interest Coverage Period during the term of this Agreement.

Provided further that, in the case of an Interest Coverage Ratio of less than 1.75 to 1.0, Borrower may not (x) repurchase shares of its capital stock (other than (i) shares repurchased from Borrower’s employees in connection with tax withholding obligations associated with Borrower’s equity incentive plans and (ii) shares acquired pursuant to any Convertible Note Hedge without transfer of any cash or other property of Borrower or any of its Subsidiaries (other than the Convertible Note Hedge Payments)) pursuant to Section 8.15(c) or (y) prior to the stated maturity date of any Subordinated Debt and except for conversion of any Subordinated Debt into shares of Borrower’s capital stock (and, so long as no Default or Event of Default exists both before and after giving effect thereto, cash in respect of fractional shares) pursuant to the terms thereof, pay, repurchase, or redeem all or any part of such Subordinated Debt, transfer any property in payment of or as security for the payment of all or any part of such Subordinated Debt, or establish any sinking fund, reserve, or like set aside of funds or other property for the redemption, retirement, or repayment of all or any part of such Subordinated Debt (other than with the proceeds of Subordinated Debt issued by Borrower after the commencement of the Reduced Interest Coverage Period), during the period of time commencing on the date that Borrower submits a Compliance Certificate pursuant to clause (A) above, indicating that the Interest Coverage Ratio was less than 1.75 to 1.0 and ending on the last day of the Measurement Period thereafter in which the Interest Coverage Ratio has been at least 1.75 to 1.0 for two (2) consecutive Measurement Periods.

An example of the calculation of the Interest Coverage Ratio is as set forth in Schedule 8.20.

(o) Schedule 1.1 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto.

(p) The Revolving Credit Agreement is hereby amended to add the new Schedule 8.1(m) attached hereto.

2.	Amendments to the Term A Credit Agreement.

(a) Section 1.1 of the Term A Credit Agreement is amended to delete the definitions of “Applicable Margin,” “Debt Rating,” and “Investment Grade Rating” and to replace such definitions with the following:

“Applicable Margin” means, as of any date of determination, a percentage per annum determined by the Pricing Level in effect on such date as shown below:

Pricing Level	Eurodollar Borrowings	Reference Rate Borrowings
Level I (Total Leverage Ratio < 1.0 to 1.0 or Debt Rating of BBB-/Baa3 or higher)	1.175%	0.00%
Level II (Total Leverage Ratio > 1.00 to 1.0 but < 1.25 to 1.0 or Debt Rating of BB+/Ba1)	1.325%	0.00%
Level III (Total Leverage Ratio > 1.25 to 1.0 but < 1.75 to 1.0 or Debt Rating of BB/Ba2)	1.525%	0.00%
Level IV (Total Leverage Ratio > 1.75 to 1.0 but < 2.0 to 1.0 or Debt Rating of BB-/Ba3)	1.675%	0.00%
Level V (Total Leverage Ratio > 2.0 to 1.0 or Debt Rating of B+/B1 or lower or unrated)	2.125%	0.00%

If the applicable Total Leverage Ratio and the applicable Debt Rating would result in a pricing level that differs by (a) one level, then the higher Pricing Level shall apply (with Pricing Level I being the highest and Pricing Level V being the lowest), or (b) more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher of the two shall apply. In order for Pricing Level I to be in effect at any time, Borrower must have an Investment Grade Rating (and at any time when Pricing Level I is not so available for such reason, Pricing Level II through Pricing Level V, as applicable, shall be in effect).

If (a) the respective Debt Ratings issued by S&P or Moody’s differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply, (b) there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply, and (c) Borrower has only one Debt Rating, then the Pricing Level that is one level lower than that of such Debt Rating shall apply.

Any increase or decrease in the Applicable Margin resulting from (a) a change in the Total Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a compliance certificate is delivered pursuant to Section 8.1(e); provided, however, that if a compliance certificate is not delivered when due in accordance with Section 8.1(e), then Pricing Level V shall apply as of the first (1st) Business Day after the date on which such compliance certificate was required to have been delivered and shall continue to apply until the first (1st) Business Day after the date such compliance certificate is delivered or (b) a change in the Debt Rating shall become effective, in the case of an upgrade, during the period commencing on the date of delivery by Borrower to Administrative Agent of notice thereof pursuant to Section 8.1(l) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. The Applicable Margin in effect from the Second Amendment Effective Date until the next adjustment date shall be determined based upon Pricing Level III.

Provided that:

(a) In the case of an Interest Coverage Ratio of less than 1.75 to 1.0, but not less than 1.50 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.75 to 1.0 or (y) less than 1.50 to 1.0 (in which case clause (b) or clause (c) below shall apply) as of the last day of the applicable fiscal quarter;

(b) In the case of an Interest Coverage Ratio of less than 1.50 to 1.0, but not less than 1.25 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.50% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0, but not less than 1.25 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.50 to 1.0 (in which case clause (a) above shall apply, or no increase applies if the Interest Coverage Ratio is at least 1.75 to 1.0) or (y) less than 1.25 to 1.0 (in which case clause (c) below shall apply) as of the last day of the applicable fiscal quarter

(c) In the case of an Interest Coverage Ratio of less than 1.25 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.625% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.25 to 1.0 as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least 1.25 to 1.0 as of the last day of the applicable fiscal quarter (in which case either clause (a) or clause (b) above shall apply, or no increase applies if the Interest Coverage Ratio is at least 1.75 to 1.0).

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 4.1(g).

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s of Borrower’s non-credit-enhanced, senior unsecured long-term debt (other than Liens granted pursuant to the Security Agreement and guaranties by Subsidiaries).

“Investment Grade Rating” means that Borrower’s Debt Rating is at least BBB- and Baa3, as applicable, as published by both S&P and Moody’s.

(b) Section 1.1 of the Term A Credit Agreement is hereby amended to add the following new definitions thereto:

“Convertible Note Hedge” means a call option or similar transaction, purchased substantially contemporaneous with an issuance by Borrower of notes convertible into shares of Borrower’s capital stock, under which a bank, broker-dealer or other financial market participant counterparty agrees to provide Borrower with shares of Borrower’s capital stock and/or cash in approximate amounts (subject to net share settlement in certain circumstances) that, and at approximately the times on which, Borrower is required to deliver shares of Borrower’s capital stock and/or cash upon conversion of the convertible notes.

“Convertible Note Hedge Payment” means a payment by Borrower made to purchase a Convertible Note Hedge, substantially contemporaneous with execution and delivery of such Convertible Note Hedge and an issuance by Borrower of notes convertible into shares of Borrower capital stock.

“Second Amendment” means that certain Third Amendment of Revolving Credit Agreement and Second Amendment of Term Loan A Credit Agreement dated as of September 14, 2007, by and among Borrower, Administrative Agent, each Lender party thereto, and certain other parties.

“Second Amendment Effective Date” means September 14, 2007, the effective date of the Second Amendment.

(c) Section 3.5(b) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Amount of Borrowing Base. As used herein in the Agreement, the term “Borrowing Base” shall have the meaning set forth in this Section 3.5(b):

(i) Except as set forth in Sections 3.5(b)(ii), (iii), (iv), and (v), the Borrowing Base shall consist of the Dollar amount equal to the sum of the following Unencumbered Real Estate Inventory owned by Borrower or any Eligible Subsidiary that is a Guarantor:

(A) Entitled Land. Fifty percent (50%) of the GAAP Value of all Entitled Land (subject to the twenty percent (20%) limitation specified in Section 3.5(b)(iii)); plus

(B) Lots Under Development. Sixty-five percent (65%) of the GAAP Value of all Lots Under Development; plus

(C) Units Under Construction and Completed Units. Ninety percent (90%) of the GAAP Value of all Units Under Construction and Completed Units (subject to adjustment for Completed Units as set forth in Section 3.5(b)(ii)); plus

(D) Escrow Proceeds Receivable. One hundred percent (100%) of the amount of Escrow Proceeds Receivable.

(ii) Advance rates for Completed Units shall decrease as follows with the passage of time following the dates such Units become Completed Units (subject to the limitation specified in Section 3.5(b)(iv)): (A) 180 days following the date such Units become Completed Units (other than with respect to Model Units, as to which clause (C) shall apply) the applicable advance rate shall decrease from ninety percent (90%) (as specified in Section 3.5(b)(i)(C) above) to seventy-five percent (75%); (B) 360 days following the date that such Units become Completed Units (other than with respect to Model Units, as to which clause (C) shall apply) the applicable advance rate shall decrease from seventy-five percent (75%) to twenty-five percent (25%); and (C) with respect to Model Units, 180 days following the sale of the last production Unit in the applicable project relating to such Model Unit, the applicable advance rate for such Model Units shall decrease from ninety percent (90%) (as specified in Section 3.5(b)(i)(C) above) to zero percent (0%) (i.e., no value shall be attributed to the Borrowing Base).

(iii) Anything in this Agreement to the contrary notwithstanding, in the event that more than twenty percent (20%) of the Borrowing Base is attributable to Entitled Land, then any Entitled Land in excess of such twenty percent (20%) limitation shall have a zero percent (0%) advance rate (i.e., shall add no value to the Borrowing Base).

(iv) Anything in this Agreement to the contrary notwithstanding, in the event that more than $50,000,000 of the amount of the Borrowing Base is attributable to Completed Units that are more than 180 days past the date on which such units became Completed Units, then any such Completed Units in excess of such $50,000,000 limitation shall have a zero percent (0%) advance rate (i.e., shall add no value to the Borrowing Base).

(v) Only Real Estate Inventory which is Unencumbered Real Estate Inventory may be added to the Borrowing Base. Any Real Estate Inventory that is not Unencumbered Real Estate Inventory shall have no value for purposes of the Borrowing Base (i.e., a zero percent (0%) advance rate). Furthermore, Unentitled Land shall have no value for purposes of the Borrowing Base (i.e., a zero percent (0%) advance rate). Once Units or any other Real Estate Inventory are sold and conveyed to a buyer, or otherwise cease to be owned by Borrower (or any Eligible Subsidiary that is a Guarantor), the applicable advance rate shall decrease to zero percent (0%), and Borrower shall not be entitled to have any value for such assets attributed to the Borrowing Base. Any Unencumbered Real Estate Inventory that is subject to a Profit and Participation Agreement shall have no value for purposes of the Borrowing Base (i.e., a zero percent (0%) advance rate) if (A) such Profit and Participation Agreement is not on market terms, as determined in the reasonable discretion of Administrative Agent, or (B) any dispute exists between the parties thereto with respect to the terms of such Profit and Participation Agreement that is in arbitration or litigation.

(d) Section 8.1(e) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e) at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), a certificate of the chief financial officer, corporate controller, or the treasurer of Borrower (i) stating that to the knowledge of such officer no Default or Event of Default exists, or if such an event exists, stating the nature thereof and the action that Borrower proposes to take with respect thereto, and (ii) demonstrating in reasonable detail that Borrower was in compliance during the applicable period with the covenants set forth in Sections 8.15(c), 8.17, 8.18, 8.19, and 8.20, (including a reconciliation of the amounts used to calculate the covenants pursuant to Sections 8.15(c), 8.17, 8.18, 8.19, and 8.20 to such financial statements);

(e) Section 8.1 of the Term A Credit Agreement is hereby amended to delete the “and” at the end of paragraph (j), delete the “.” at the add the end of paragraph (k), insert a “;” at the end of paragraph (k), and add the following new paragraphs (l) and (m):

(l) notice of any announcement by Moody’s or S&P of any change in a Debt Rating; and

(m) at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), condensed combining balance sheets and income statements, a schedule, substantially in the form of Schedule 8.1(m) attached hereto (as the form of such schedule may be updated from time to time), and such other additional information that any Lender (through Administrative Agent) may reasonably request from time to time, regarding Borrower’s interests and obligations related to active homebuilding and land development joint ventures in which Borrower owns a direct or indirect interest.

(f) Section 8.15(a) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) Subject to the subordination terms applicable to such Subordinated Debt, Borrower may make regularly scheduled and mandatory payments in respect of any Subordinated Debt as and when due by the terms thereof; provided, however, (A) that Borrower may, subject to the limitations contained in Section 8.20, prepay or repurchase Subordinated Debt at any time from the proceeds of Indebtedness issued by Borrower following the Closing Date so long as (i) the maturity date of all such indebtedness is at least one (1) year beyond the Maturity Date and (ii) no Default or Event of Default exists both before and after giving effect thereto and (B) Borrower may, pursuant to the terms of any convertible Subordinated Debt, issue shares of Borrower’s capital stock (and, so long as no Default or Event of Default exists both before and after giving effect thereto, cash in respect of fractional shares) upon conversion of such Subordinated Debt.

(g) Section 8.15(c) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c) So long as (i) no Default or Event of Default exists both before and after giving effect thereto and (ii) as of the last day of the fiscal quarter ended prior to the date of the proposed repurchase, and at all times after the last day of such fiscal quarter up to and including the date of the proposed repurchase, both before and after giving effect to such proposed repurchase, Borrower’s Tangible Net Worth is, and will remain, at least $250,000,000 higher than the minimum required by Section 8.18 as of such date, and further subject to the limitations contained in Section 8.20, Borrower may from time to time repurchase shares of its capital stock or settle for cash (in whole or in part) the conversion of convertible Subordinated Debt pursuant to the terms thereof; provided, that, notwithstanding the foregoing, at all times Borrower shall be permitted to repurchase shares from Borrower’s employees in connection with tax withholding obligations associated with Borrower’s equity incentive plans.

(h) Section 8.15 of the Term A Credit Agreement is hereby amended to delete the “and” at the end of paragraph (b), and add the following new paragraph (d):

(d) Borrower may (i) make Convertible Note Hedge Payments substantially concurrently with its receipt of proceeds of convertible notes issued by Borrower and (ii) acquire shares of its capital stock pursuant to any Convertible Note Hedge without transfer of any cash or other property of Borrower or any of its Subsidiaries (other than Convertible Note Hedge Payments made pursuant to Section 8.15(d)(i)).

(i) Section 8.17 of the Term A Credit Agreement is further amended to delete the “and” at the end of paragraph (c), delete the “.” at the add the end of paragraph (d), insert a “;” at the end of paragraph (d), and add the following new paragraph (e):

(e) Borrower may (i) make Convertible Note Hedge Payments substantially concurrently with its receipt of proceeds of convertible notes issued by Borrower and (ii) acquire shares of its capital stock pursuant to any Convertible Note Hedge without transfer of any cash or other property of Borrower or any of its Subsidiaries (other than Convertible Note Hedge Payments made pursuant to Section 8.17(e)(i)).

(j) Section 8.18 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.18 Consolidated Tangible Net Worth. Borrower shall not permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $1,000,000,000 plus (b) fifty percent (50%) of the cumulative consolidated net income (without deduction for losses sustained during any fiscal quarter) of Borrower and its Subsidiaries for each fiscal quarter subsequent to the fiscal quarter ended June 30, 2007, plus (c) fifty percent (50%) of the net proceeds from any equity offerings of Borrower from and after June 30, 2007.

(k) Section 8.19(a) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) the Total Leverage Ratio to exceed (i) 1.75 to 1.0 during the period beginning July 1, 2007 through June 30, 2008, (ii) 1.65 to 1.0 during the period beginning July 1, 2008 through December 31, 2008, (iii) 1.50 to 1.0 during the period beginning January 1, 2009 through December 31, 2009, and (iv) 1.50 to 1.0 at all times thereafter; provided however that, solely with respect to clause (iv) hereof, notwithstanding the provisions of such clause, during the period beginning on the last day of the calendar quarter in which the Interest Coverage Ratio has been greater than or equal to 1.75 to 1.0 for a period of two (2) consecutive calendar quarters, Total Leverage Ratio shall not exceed 2.0 to 1.0; and

(l) Section 8.20 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.20 Minimum Interest Coverage. Borrower shall not permit, at any time, the ratio (the “Interest Coverage Ratio”) of (a) Home Building EBITDA to (b) Consolidated Home Building Interest Incurred, for any period consisting of the preceding four (4) consecutive fiscal quarters (each, a “Measurement Period”), to be less than 1.75 to 1.0. Notwithstanding the foregoing, (i) the Interest Coverage Ratio may be less than 1.75 to 1.0 but not less than 1.25 to 1.0, as of the last day of not more than eight (8) consecutive Measurement Periods (such period beginning with the last day of the first Measurement Period in which the Interest Coverage Ratio is less than 1.75 to 1.0 and ending on the earlier of (x) the last day of the eighth Measurement Period thereafter or (y) the date Borrower gives written notice to Administrative Agent that Borrower has elected to terminate such period (such period being the “Reduced Interest Coverage Period”), and (ii) during such Reduced Interest Coverage Period, the Interest Coverage Ratio may be less than 1.25 to 1.0 but not less than 1.00 to 1.0, as of the last day of not more than four (4) Measurement Periods, in each case so long as the following conditions precedent are satisfied:

(A) Borrower shall have delivered to Administrative Agent written notice of the commencement of a Reduced Interest Coverage Period, together with the Compliance Certificate pursuant to Section 8.1(e) indicating the first Measurement Period that it will not achieve an Interest Coverage Ratio of 1.75 to 1.0 (such written notice to be delivered at the same time as the Compliance Certificate with respect to the last day of the first Measurement Period in which Borrower is electing to begin the Reduced Interest Coverage Period);

(B) Borrower shall have provided Administrative Agent with an updated business plan for Borrower and its Subsidiaries, reflecting Borrower’s reasonable estimate as to when it will exit the Reduced Interest Coverage Period (provided, that, such updated business plan shall be provided no later than twenty (20) days following Borrower’s delivery to Administrative Agent of the notice described in the immediately preceding paragraph (A));

(C) Borrower may elect only one (1) Reduced Interest Coverage Period during the term of this Agreement.

Provided further that, in the case of an Interest Coverage Ratio of less than 1.75 to 1.0, Borrower may not (x) repurchase shares of its capital stock (other than (i) shares repurchased from Borrower’s employees in connection with tax withholding obligations associated with Borrower’s equity incentive plans and (ii) shares acquired pursuant to any Convertible Note Hedge without transfer of any cash or other property of Borrower or any of its Subsidiaries (other than the Convertible Note Hedge Payments)) pursuant to Section 8.15(c) or (y) prior to the stated maturity date of any Subordinated Debt and except for conversion of any Subordinated Debt into shares of Borrower’s capital stock (and, so long as no Default or Event of Default exists both before and after giving effect thereto, cash in respect of fractional shares) pursuant to the terms thereof, pay, repurchase, or redeem all or any part of such Subordinated Debt, transfer any property in payment of or as security for the payment of all or any part of such Subordinated Debt, or establish any sinking fund, reserve, or like set aside of funds or other property for the redemption, retirement, or repayment of all or any part of such Subordinated Debt (other than with the proceeds of Subordinated Debt issued by Borrower after the commencement of the Reduced Interest Coverage Period), during the period of time commencing on the date that Borrower submits a Compliance Certificate pursuant to clause (A) above, indicating that the Interest Coverage Ratio was less than 1.75 to 1.0 and ending on the last day of the Measurement Period thereafter in which the Interest Coverage Ratio has been at least 1.75 to 1.0 for two (2) consecutive Measurement Periods.

An example of the calculation of the Interest Coverage Ratio is as set forth in Schedule 8.20.

(m) The Term A Credit Agreement is hereby amended to add the new Schedule 8.1(m) attached hereto.

3. Amendment of Revolving Credit Agreement, Term A Credit Agreement, and Other Loan Documents.

(a) All references in the Loan Documents to the Revolving Credit Agreement shall henceforth include references to the Revolving Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(b) All references in the Loan Documents to the Term A Credit Agreement shall henceforth include references to the Term A Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(c) Any and all of the terms and provisions of the Loan Documents under the Revolving Credit Agreement and the Loan Documents under the Term A Credit Agreement (collectively, the “Facility Documents”) are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4. Ratifications. Borrower (a) ratifies and confirms all provisions of the Facility Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Revolver Administrative Agent, Term Administrative Agent, or any Lender under the Facility Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations under the Revolving Credit Agreement and Obligations under the Term A Credit Agreement, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Revolver Administrative Agent or Term Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and liens.

5. Representations. Borrower represents and warrants to Revolver Administrative Agent, Term Administrative Agent, the Revolver Lenders, and the Term A Lenders that as of the date of this Amendment: (a) this Amendment and each other document entered into by Borrower and each Guarantor in connection with this Amendment (collectively, the “Amendment Documents”), have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower or any Guarantor; (c) the Facility Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance of this Amendment by Borrower and each Guarantor do not require the consent of any other Person and do not and will not constitute a violation of any order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party thereto or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Facility Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Revolving Credit Agreement and the Term A Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default or Event of Default exists under the Revolving Credit Agreement or the Term A Credit Agreement.

6. Conditions. This Amendment shall not be effective unless and until:

(a) Revolver Administrative Agent and Term Administrative Agent shall have received this Amendment duly executed by Borrower, Guarantors, Revolver Administrative Agent, Term Administrative Agent, and the Aggregate Majority Lenders;

(b) Revolver Administrative Agent and Term Administrative Agent shall have received an officer’s certificate of Borrower certifying that the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Revolving Credit Agreement or the Term A Credit Agreement;

(c) Revolver Administrative Agent and Term Administrative Agent shall have received an officer’s certificate of Borrower certifying (i) the constituent documents of Borrower, (ii) the incumbency of the officers of Borrower authorized to execute the Amendment Documents, (iii) certificates of existence and good standing of Borrower certified by the Secretary of State of the State of Delaware, and (iv) resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery, and performance of the Amendment Documents;

(d) Borrower shall have paid all fees and expenses required pursuant to the Fee Letter; and

(e) Revolver Administrative Agent and Term Administrative Agent shall have received an officer’s certificate of Borrower certifying that, both before and after giving effect to this Amendment, no Default or Event of Default exists under the Revolving Credit Agreement or the Term A Credit Agreement.

7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Revolving Credit Agreement, the Term A Credit Agreement, and the other Facility Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under California law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9. Parties. This Amendment binds and inures to each party hereto and their respective successors and permitted assigns.

10. ENTIRETIES. THE REVOLVING CREDIT AGREEMENT, THE TERM A CREDIT AGREEMENT, AND THE OTHER FACILITY DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE REVOLVING CREDIT AGREEMENT AND THE TERM A CREDIT AGREEMENT, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

EXECUTED as of the day and year first mentioned.

STANDARD PACIFIC CORP., a Delaware corporation

By:	/s/ Andrew H. Parnes
Andrew H. Parnes
Executive Vice President-Finance and
Chief Financial Officer

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin
Vice President and Treasurer

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF AMERICA, N.A.,
as Revolver Administrative Agent

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as Term Administrative Agent

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF AMERICA, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Kimberly Turner
	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

GUARANTY BANK,
as a Revolving Lender

By:	/s/ Dan M. Killian
	Name:	Dan M. Killian
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

THE ROYAL BANK OF SCOTLAND PLC,
as a Revolving Lender and a Term A Lender

By:	/s/ William McGinty
	Name:	William McGinty
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and a Term A Lender

By:	/s/ Kevin M. Cole, I
	Name:	Kevin M. Cole, I
	Title:	Assistant Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

SUNTRUST BANK,
as a Revolving Lender

By:	/s/ W. John Wendler
	Name:	W. John Wendler
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WASHINGTON MUTUAL BANK, FA,
as a Revolving Lender

By:	/s/ Anne D. Brehony
	Name:	Anne D. Brehony
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a Revolving Lender

By:	/s/ Cassandra Droogan
	Name:	Cassandra Droogan
	Title:	Vice President

By:	/s/ Laurence Lapeyre
	Name:	Laurence Lapeyre
	Title:	Associate

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Adrian B. Montero
	Name:	Adrian B. Montero
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Luis Donoso
	Name:	Luis Donoso
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

LASALLE BANK NATIONAL ASSOCIATION,
as a Revolving Lender and a Term A Lender

By:	/s/ Russ Ruhnke
	Name:	Russ Ruhnke
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

KEYBANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ J.D. Gilbreath
	Name:	J.D. Gilbreath
	Title:	Sr. Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

COMERICA BANK,
as a Revolving Lender

By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

REGIONS BANK, formerly known as AmSouth Bank
as a Revolving Lender and a Term A Lender

By:	/s/ Ronny Hudspeth
	Name:	Ronny Hudspeth
	Title:	Sr. Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF THE WEST,
as a Revolving Lender and a Term A Lender

By:	/s/ Pamela J. McGlynn
	Name:	Pamela J. McGlynn
	Title:	VP and Documentation Supervisor

By:	/s/ Chuck Weerasooriya
	Name:	Chuck Weerasooriya, CFA
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALYON NEW YORK BRANCH,
as a Revolving Lender and a Term A Lender

By:	/s/ Robert L. Nelson
	Name:	Robert L. Nelson
	Title:	Managing Director

By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CITY NATIONAL BANK,
as a Revolving Lender

By:	/s/ Xavier Barrera
	Name:	Xavier Barrera
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

UNION BANK OF CALIFORNIA, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Brian Brown
	Name:	Brian Brown
	Title:	Credit Officer

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and a Term A Lender

By:	/s/ Ben Singh
	Name:	Ben Singh
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALIFORNIA BANK & TRUST,
as a Revolving Lender

By:	/s/ Marisa Drury
	Name:	Marisa Drury
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

COMPASS BANK,
as a Revolving Lender

By:	/s/ Johanna Duke Paley
	Name:	Johanna Duke Paley
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CITIBANK, N.A., successor by merger to Citibank Texas, N.A., as a Revolving Lender and a Term A Lender

By:	/s/ Tyra Hanegan
	Name:	Tyra Hanegan
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

MIDFIRST BANK, a federally chartered savings association,
as a Revolving Lender

By:	/s/ Darrin Rigler
	Name:	Darrin Rigler
	Title:	Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

NATIXIS (fka Natexis Banques Populaires),
as a Revolving Lender and a Term A Lender

By:	/s/ Marie-Edith Dugeny
	Name:	Marie-Edith Dugeny
	Title:	Managing Director

By:	/s/ Natalie Trojan
	Name:	Natalie Trojan
	Title:	Director

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT AND SECOND AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF OKLAHOMA,
as a Term A Lender

By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Senior Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

To induce the Revolver Administrative Agent, the Term Administrative Agent, the Revolver Lenders, and the Term A Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Facility Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

GUARANTORS:

Barrington Estates, LLC, a Delaware limited liability company

CH Construction, Inc., a Delaware corporation

CH Florida, Inc., a Delaware corporation

Hilltop Residential, Ltd., a Florida limited partnership

HSP Arizona, Inc., a Delaware corporation

HSP Tucson, Inc., a Delaware corporation

HWB Construction, Inc., a Delaware corporation

HWB Investments, Inc., a Delaware corporation

Lagoon Valley Residential, LLC, a California limited liability company

LB/L-Duc II Franceschi, LLC, a Delaware limited liability company

LMD El Dorado 134, LLC, a California limited liability company

OLP Forty Development, LLC, a Florida limited liability company

Pala Village Investments, Inc., a Delaware corporation

Residential Acquisition GP, LLC, a Florida limited liability company

SP Colony Investments, Inc., a Delaware corporation

SP Coppenbarger Investments, Inc., a Delaware corporation

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SP La Floresta, Inc., a Delaware corporation

SPLB, Inc., a Delaware corporation

SPNS Golden Gate, LLC, a Delaware limited liability company

SP Ventura Investments, Inc., a Delaware corporation

Standard Pacific 1, Inc., a Delaware corporation

Standard Pacific 1, LLC, a Delaware limited liability company

Standard Pacific 2, Inc., a Delaware corporation

Standard Pacific 2, LLC, a Delaware limited liability company

Standard Pacific 3, Inc., a Delaware corporation

Standard Pacific 3, LLC, a Delaware limited liability company

Standard Pacific 4, Inc., a Delaware corporation

Standard Pacific 4, LLC, a Delaware limited liability company

Standard Pacific 5, Inc., a Delaware corporation

Standard Pacific 5, LLC, a Delaware limited liability company

Standard Pacific 6, Inc., a Delaware corporation

Standard Pacific 6, LLC, a Delaware limited liability company

Standard Pacific 7, Inc., a Delaware corporation

Standard Pacific 7, LLC, a Delaware limited liability company

Standard Pacific 8, Inc., a Delaware corporation

Standard Pacific 8, LLC, a Delaware limited liability company

Standard Pacific 9, Inc., a Delaware corporation

Standard Pacific 9, LLC, a Delaware limited liability company

Standard Pacific Active Adult Communities, Inc., a Delaware corporation

Standard Pacific of Arizona, Inc., a Delaware corporation

Standard Pacific of Central Florida, a Florida general partnership

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

Standard Pacific of Central Florida GP, Inc., a Delaware corporation

Standard Pacific of Colorado, Inc., a Delaware corporation

Standard Pacific of Fullerton, Inc., a Delaware corporation

Standard Pacific of Illinois, Inc., a Delaware corporation

Standard Pacific of Jacksonville, a Florida general partnership

Standard Pacific of Jacksonville GP, Inc., a Delaware corporation

Standard Pacific of Las Vegas, Inc., a Delaware corporation

Standard Pacific of Orange County, Inc., a Delaware corporation

Standard Pacific of South Florida, a Florida general partnership

Standard Pacific of South Florida GP, Inc., a Delaware corporation

Standard Pacific of Southwest Florida, a Florida general partnership

Standard Pacific of Southwest Florida GP, Inc., a Delaware corporation

Standard Pacific of Tampa GP, Inc., a Delaware corporation

Standard Pacific of Tampa, a Florida general partnership

Standard Pacific of Texas, Inc., a Delaware corporation

Standard Pacific of Tonner Hills, LLC, a Delaware limited liability company

Standard Pacific of the Carolinas, LLC, a Delaware limited liability company

Standard Pacific of Tucson, Inc., a Delaware corporation

Standard Pacific of Walnut Hills, Inc., a Delaware corporation

Walnut Hills Development 268, LLC, a California limited liability company

Westfield Homes USA, Inc., a Delaware corporation

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

By:	/s/ Andrew H. Parnes
Andrew H. Parnes, in his capacity as Principal Financial and Accounting Officer of each of the above Guarantors which is a corporation, and in his capacity as Principal Financial and Accounting Officer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

STANDARD PACIFIC OF COLORADO, INC., a Delaware corporation

By:	/s/ Kathleen R. Wade
Kathleen R. Wade
Vice President

Signature Page to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SCHEDULE 1.1

LENDER COMMITMENT SCHEDULE

Lender	Commitment	Share
Bank of America, N.A.	$86,246,445.50	9.582938389%
JPMorgan Chase Bank	$85,137,440.76	9.459715640%
The Royal Bank of Scotland	$81,810,426.54	9.090047393%
Wachovia Bank National Association	$79,080,568.72	8.786729858%
SunTrust Bank	$42,654,028.44	4.739336493%
Guaranty Bank	$46,919,431.28	5.213270142%
PNC Bank, National Association	$42,654,028.44	4.739336493%
Credit Suisse, Cayman Islands Branch	$38,388,625.59	4.265402844%
Washington Mutual Bank, FA	$46,919,431.28	5.213270142%
Calyon New York Branch	$25,165,876.78	2.796208531%
Comerica Bank	$29,857,819.91	3.317535545%
LaSalle Bank National Association	$29,857,819.91	3.317535545%
US Bank National Association	$29,857,819.91	3.317535545%
Citibank, N.A	$19,023,696.68	2.113744076%
Natixis	$19,023,696.68	2.113744076%
Key Bank	$29,857,819.91	3.317535545%
Regions Bank	$26,786,729.86	2.976303318%
Bank of the West	$25,592,417.06	2.843601896%
City National Bank	$21,327,014.22	2.369668246%
Union Bank of California, N.A.	$25,592,417.06	2.843601896%
Wells Fargo Bank	$25,592,417.06	2.843601896%
California Bank and Trust	$17,061,611.37	1.895734597%
Compass Bank	$12,796,208.53	1.421800948%
MidFirst Bank	$12,796,208.53	1.421800948%
AMOUNT	$900,000,000	100%

Schedule 1.1 to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement

SCHEDULE 8.1(m)

JOINT VENTURE FINANCIALS

See Form Attached

Schedule 8.1(m) to Third Amendment of Revolving Credit Agreement and Second Amendment of Term

Loan A Credit Agreement